SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.
[ ] Confidential, for use of the commission only (as permitted by Rule
    14a-6(e)(2)).
[ ] Definitive proxy statement.
[X] Definitive additional materials.
[ ] Soliciting material under Rule 14a-12.

                              Wachovia Corporation
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                               Date: July 2, 2001

The proposed merger of First Union and Wachovia will be submitted to First Union's and Wachovia's shareholders for their consideration. Shareholders are urged to read the joint proxy statement/prospectus regarding the proposed merger between First Union and Wachovia and any other relevant documents filed with the SEC because they contain important information. Shareholders may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and other SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, from First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or from Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (866-883-0789).

The information presented below may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation: (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's shareholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

JOINT NEWS RELEASE ISSUED BY WACHOVIA CORPORATION AND FIRST UNION ANNOUNCING JOINT MAILING OF PROXY MATERIALS TO SHAREHOLDERS.


[First Union logo here]                                     [Wachovia logo here]


Friday                                Media Contacts:

June 29, 2001                         First Union: Mary Eshet       704-383-7777
                                      Wachovia:    Ed Hutchins      336-732-4200


                                      Investor Contacts:

                                      First Union: Alice Lehman     704-374-4139
                                      Wachovia: Robert S. McCoy Jr. 336-732-5926
                                                Marsha Smunt        336-732-5788


                  FIRST UNION AND WACHOVIA BEGIN JOINT MAILING
                                 TO SHAREHOLDERS


Charlotte and Winston-Salem, N.C. - First Union Corporation (NYSE: FTU) and Wachovia Corporation (NYSE: WB) today said they had begun their joint mailing of proxy materials to shareholders of both companies. More than 700,000 sets of materials, including the joint proxy statement/prospectus and white proxy cards, are being distributed to Wachovia and First Union shareholders today and through early next week.

At the close of trading today, First Union's proposal to merge with Wachovia was valued at $70.36 per Wachovia share, based on First Union's offer to exchange two shares of First Union for each Wachovia share plus a special payment of $.48 per Wachovia share. This exceeded the current value of SunTrust's unsolicited, hostile bid for Wachovia, which is valued at $70.03, based on SunTrust's stated terms of 1.081 SunTrust shares for each Wachovia share.

First Union: (NYSE: FTU), with $253 billion in assets and stockholders' equity of $16 billion at March 31, 2001, is a leading provider of financial services to 15 million retail and corporate customers throughout the East Coast and the nation. The company operates full-service banking offices in 11 East Coast states and Washington, D.C., and full-service brokerage offices in 47 states and internationally. Online banking products and services can be accessed through www.firstunion.com.

Wachovia (NYSE: WB) is a major interstate financial holding company offering banking and financial services to individuals primarily in Florida, Georgia, North Carolina, South Carolina and Virginia and to corporations and institutions throughout the United States and globally. Wachovia Corporation is headquartered in Winston-Salem, N.C., and

Atlanta and had assets of $75.6 billion at March 31, 2001. Wachovia's Web site is located at www.wachovia.com.

This news release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.


Additional Information

The proposed transaction will be submitted to First Union's and Wachovia's stockholders for their consideration, and, on June 27, 2001, First Union filed an amended registration statement on Form S-4 with the SEC containing a joint proxy statement/prospectus of First Union and Wachovia and other relevant documents concerning the proposed transaction. Stockholders are urged to read the definitive joint proxy statement/prospectus and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that have been or will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations, One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397).

First Union and Wachovia, and their respective directors and executive officers, and others may be deemed to be participants in the solicitation of proxies from the stockholders of First Union and Wachovia in connection with the merger. Information about the identity of participants in the solicitation and a description of their direct or indirect interests, by security holdings or otherwise, is set forth in an exhibit to the registration statement and in the joint proxy statement/prospectus.

BROADCAST MESSAGE FROM BUD BAKER, SENT TO ALL WACHOVIA EMPLOYEES

Good morning.

In a few days, many of you who are Wachovia shareholders will be receiving a white proxy card and be asked to vote your shares for the proposed merger of Wachovia and First Union. I want to encourage you to participate in this important process by voting your proxy, signing and dating the card, and promptly returning it. Some of you may receive multiple white proxy cards if you purchased shares through various sources. It is important that you vote all of your white proxy cards, and remember that under North Carolina state law, not returning a proxy is the same as voting no. You will also receive blue proxy cards from SunTrust. For simplicity sake, we recommend that you use only the white proxy cards to vote.

In addition to receiving proxy cards, those of you who own shares outside of employee benefit plans may be contacted by representatives from Wachovia and SunTrust. Your vote as a shareholder is your personal choice, and we respect that choice. You are not obligated to talk with a representative from either company. For additional information about the proxy process, visit WNFO or pick up a brochure from one of the merger resource centers in the branches.

These are very exciting times, and Wachovia's prospects for the future are great. I thank you for your patience and your commitment as we move forward, and I look forward to our future together as a new Wachovia, and I see that with great and enduring enthusiasm. I hope you do as well. Thank you very much.

RELEASE ON WACHOVIA'S INTRANET ANNOUNCING THE NEW AD CAMPAIGN SUPPORTING THE MERGER WITH FIRST UNION

New Ad Campaign Supporting Merger Begins


         Wachovia radio and television ads supporting the merger with First Union began running today in all markets. The advertisements reassure customers that the things they value about doing business with Wachovia will not change and that First Union shares Wachovia's commitment to integrity, personal service and financial strength.
         The television ad portrays a banker eating lunch with friends in a diner. When they ask questions about the merger, he responds with an analogy borrowed from the restaurant: "Linda, when you expanded this place, did you change your recipe for apple pie?" "No," she answers.
         "The strength and spirit of Wachovia and First Union," the voice-over says next. "The things that really matter won't change."
         The spot ends with a screen showing the words, "Personal Service," "Financial Strength" and then "Let's get started. Wachovia."
         "The television ad reflects the conversations many of us are having with friends and customers who are asking what we think about the merger and how it will affect the Wachovia they know, " said Diana Domagala, Brand Marketing manager. "Customers have questions about how the merger will affect employees -- about whether they can continue to experience the exceptional service they've come to expect and more. We have tried to capture that conversation and the reassurance bankers are providing everyday in this television spot."
         The radio spot speaks directly to customers, letting them know that we've been hearing from them and are here to help ensure that the commitment to personal service and relationships will continue after the merger is complete. Wachovia brand music and voice-over are used.
         The television ad will run in the following markets: Charlotte, Greensboro/Winston-Salem/High Point, Greenville/New Bern, Raleigh/Durham and Wilmington (N.C.); Charleston, Columbia, Florence/Myrtle Beach and Greenville/Spartanburg (S.C.); Atlanta, Augusta, Macon and Savannah (Ga.); Charlottesville, Harrisonburg, Norfolk, Richmond, Roanoke/Lynchburg and Tri-Cities (Va.); Washington D.C. (D.C.); and Palm Beach, Ft. Lauderdale, Orange/Brevard and Hilllsborough (Fla.).
         The radio ads will run in these markets: Asheville, Charlotte, Elizabeth City, Fayetteville, Greensboro/Winston-Salem/High Point, Greenville/New Bern, Raleigh and Wilmington (N.C.); Columbia, Greenville/Spartanburg, Charleston, Florence and Myrtle Beach (S.C.); Blacksburg,

Charlottesville, Harrisonburg, Norfolk, Richmond, Roanoke, Tri-Cities and Winchester (Va.); Washington D.C. (D.C.); Atlanta, Augusta, Macon and Savannah (Ga.); Ft. Lauderdale, Melbourne, Orlando, Palm Beach and Tampa (Fla.).

         The commercials will run through Aug. 2. If you have questions about the advertising or about the market selection, contact Melissa Tierney at 336-732-5804.

This article may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation,
(i) statements about the benefits of the merger between First Union Corporation and Wachovia Corporation, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger; (ii) statements with respect to First Union's and Wachovia's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of First Union's and Wachovia's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause First Union's and Wachovia's results to differ materially from those described in the forward-looking statements can be found in First Union's and Wachovia's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to First Union or Wachovia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. First Union and Wachovia do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.
Additional Information
The proposed transaction will be submitted to First Union's and Wachovia's stockholders for their consideration, and, on June 1, 2001, First Union filed an amended registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement/prospectus of First Union and Wachovia and other relevant documents concerning the proposed transaction. Stockholders are urged to read the definitive joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about First Union and Wachovia, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to First Union, Investor Relations,

One First Union Center, Charlotte, North Carolina 28288-0206 (704-374-6782), or to Wachovia, Investor Relations, 100 North Main Street, Winston-Salem, North Carolina 27150 (888-492-6397). First Union and Wachovia, and their respective directors and executive officers, and others may be deemed to be participants in the solicitation of proxies from the stockholders of First Union and Wachovia in connection with the merger. Information about the directors and executive officers of First Union and their ownership of First Union common stock is set forth in First Union's proxy statement on Schedule 14A, as filed with the SEC on March 13, 2001. Information about the directors and executive officers of Wachovia and their ownership of Wachovia common stock is set forth in Wachovia's proxy statement on Schedule 14A, as filed with the SEC on March 19, 2001. Additional information regarding the interests of participants may be obtained by reading the registration statement and the definitive joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

TEXT OF RADIO ADVERTISEMENT SUPPORTING MERGER WITH FIRST UNION


At Wachovia, we've heard a lot recently from customers who bank with us because they like the way we do business. They want to know more about our merger with First Union and why it makes sense.

We are Wachovia and we are here.

To talk with you openly about this merger. To meet your future financial needs by building something new and better. To recognize that our merger with First Union creates change...and great opportunity.

We will combine the strengths and shared values of both First Union and Wachovia into the new Wachovia. We will preserve what Wachovia has always stood for. People. Relationships. Integrity. Thoughtfulness. Service.

We know service is important to you. We are committed to delivering the highest levels of service and promise to quickly address any issues with personal attention. Together with First Union, we will build the new Wachovia carefully.

Our new company will be called "Wachovia" for a very good reason. You know we wouldn't put our name on anything we didn't believe in.

Wachovia.  Let's get started...

TEXT OF TELEVISION ADVERTISEMENT SUPPORTING MERGER WITH FIRST UNION

WE'RE AT A TYPICAL SOUTHERN DINER. IT'S A MAINSTAY OF THE NEIGHBORHOOD. IT'S A PLACE WHERE THE REGULARS ORDER THE USUAL AND THINGS STAY PRETTY MUCH THE SAME. IT'S ALL ABOUT CONTINUITY IN A WORLD OF CHANGE. A PLACE WHERE PEOPLE FROM MANY STATIONS IN LIFE COME TO EAT REGULARLY AND ENJOY THE UNCOMPLICATED GOODNESS AND COMFORT OF THE FOOD AND THE GENTLE HUMOR OF EACH OTHER'S COMPANY.

THERE ARE A VARIETY OF FOLKS HAVING COFFEE, FINISHING LUNCH ETC. A WACHOVIA BANKER WEARING A COAT AND TIE IS SITTING AT THE COUNTER WITH HIS PIE AND COFFEE. HE IS AMONG FRIENDS. IN THE MIDST OF SOME CASUAL CONVERSATION AND SOCIALIZING, ONE OF THE OTHER ASKS A QUESTION WHICH TURNS THE DISCUSSION ON TO THE MORE SERIOUS MATTER OF THE MERGER. THE WAITRESS COMES OVER TO REFRESH THEIR COFFEES AND SHE BECOMES A PART OF THE GROUP.

Customer talking to another customer: "Did you ever notice that you always order the same thing? Some things just never change."

Customer talking to Wachovia Exec.: "So you guys still merging with First
Union?"

(Wachovia Exec nods)

"And you're still going to be called Wachovia?"

(Wachovia Guy nods)

Wachovia Guy: "Linda, when you expanded this place, did you change your recipe for apple pie?"

Linda:  "No.  Why would I?"

The strength and spirit of Wachovia and First Union. The things that really matter won't change.

Wachovia.  Let's get started...